192 SA-1 05/09

SUPPLEMENT DATED MAY 21, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED SEPTEMBER 1, 2008 OF FRANKLIN REAL ESTATE SECURITIES FUND

Effective July 1, 2009, the Statement of Additional Information is amended as follows:

I.  Item 8 under “Goals, Strategies and Risks - Fundamental Investment Policies” on page 2 is deleted.

II.  The following is added to the “Goals, Strategies and Risks” section:
Non-Diversification  The Fund is non-diversified. However, the Fund intends to meet certain diversification requirements for tax purposes. Generally, to meet federal tax requirements at the close of each quarter, the Fund may not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, may not invest more than 5% of its total assets in any one issuer or more than 10% of the issuer’s outstanding voting securities. These limitations do not apply to U.S. government securities and regulated investment companies, and may be revised if applicable federal income tax requirements are revised.

III.  The first paragraph of the “Organization, Voting Rights and Principal Holders” section on page 32 is updated as follows:
The Fund is a non-diversified series of Franklin Real Estate Securities Trust (the Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware statutory trust (a form of entity formerly known as a business trust) on September 22, 1993, and is registered with the SEC.

Please keep this supplement for future reference.